UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to § 240.14a-12

BLACKROCK MUNIHOLDINGS NEW YORK QUALITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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...

We are proud of our 36-year history as a leader and innovator of closed-

end funds. Investors choose BlackRock because of the long-term value we can provide our fund shareholders over time. We are disappointed that arbitrage investors are trying to distort and manipulate the purpose of

CEFs to line their pockets at the expense of retail shareholders – the majority of whom are seeking income over time, not one-time payouts.

1:58 PM • May 14, 2024